CONVERTIBLE NOTES	12 Months Ended
Dec. 31, 2014
CONVERTIBLE NOTES.
CONVERTIBLE NOTES

15. CONVERTIBLE NOTES

           On February 18, 2014, the Company issued $130,000,000 of convertible notes (the "2014 Notes"). The Company granted the initial purchasers a 30-day option to purchase up to an additional US$20,000,000 aggregate principal amount of the 2014 Notes. On February 18, 2014, the option was fully exercised by initial purchasers. The key terms of the 2014 Notes are described as follows:

        Maturity date.    The 2014 Notes mature on February 15, 2019.

        Interest.    The 2014 Note holders are entitled to receive interest at 4.25% per annum on the principal outstanding, in semi-annually installments, payable in arrears on February 15 and August 15 of each year, beginning August 15, 2014..

        Conversion.    The initial conversion rate is 22.2222 shares per $1,000 initial principal amount, which represents an initial conversion price of approximately $45.00 per share. The 2014 Notes are convertible at any time prior to maturity. The conversion rate is subject to change for certain anti-dilution events and upon a change in control. If the holders elect to convert the 2014 Notes upon a change of control, the conversion rate will increase by a number of additional shares as determined by reference to an adjustment schedule based on the date on which the change in control becomes effective and the price paid per common share in the transaction (referred to as the "Fundamental Change Make-Whole Premium"). The Fundamental Make-Whole Premium is intended to compensate holders for the loss of time value upon early exercise.

        Redemption.    The Company may redeem for cash all or any portion of the notes, (i) at the Company's option, on or after February 21, 2017 if the last reported sale price of the Company's common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which the Company provides notice of redemption or (ii) following the occurrence of certain tax related events, in each case, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

           As of December 31, 2014, the carrying value of the convertible notes was $150,000,000. Issuance costs amounted to $ 5,103,441. The debt issuance costs are being amortized through interest expense over the period from February 18, 2014, the date of issuance, to February 15, 2019, the date of expiration, using the effective interest rate method which was 4.98% for the year ended December 31, 2014. The amortization expense was $793,574 for the year ended December 31, 2014. Coupon interest of $5,521,205 was recorded for the year ended December 31, 2014, of which, $2,386,830 was not paid and was recorded in other current liabilities.